Nov. 13 Webinar: HIT’s Chang Suh To Discuss Investment Strategy

The investment strategy of the AFL-CIO Housing Investment Trust and its value to fixed-income investors will be the subject of a live webinar on November 13 with the HIT’s Chang Suh, Senior Executive Vice President and Chief Portfolio Manager. The strategy was endorsed by the Executive Committee of the HIT’s Board of Trustees earlier this month as a prudent course to maintain competitive long-term performance.

Those interested in participating in the November 13 webinar are invited to email webinar@aflcio-hit.com in order to receive details on this event as soon as they become available.

The HIT’s current investment strategy is designed to enhance the value of the portfolio following the period of record increases in interest rates by selectively pursuing higher-yielding investment opportunities that can offer additional yield and less risk relative to the HIT’s benchmark, the Barclays Capital Aggregate Bond Index. The strategy seeks to take advantage of higher rates and wider spreads between U.S. Treasuries and the multifamily securities in which the HIT specializes. The HIT intends to selectively acquire more of these multifamily assets, including construction-related securities, that are expected to generate competitive returns as well as desirable collateral benefits of union job creation and affordable housing development.

“While this market is a challenge to fixed-income investors, the HIT has positioned itself well and offers investors a prudent investment option while creating valuable union construction jobs,” said Chang Suh, HIT’s Executive Vice President and Chief Portfolio Manager.  “The HIT’s specialization in multifamily investments continues to offer relative value by providing more yield and government credit protection, and diversification benefits versus its benchmark.  In other words, the strategy is designed to generate more return for less credit risk than a typical core fixed-income portfolio, with the added benefit of job creation.”

Lesyllee White, Senior Vice President and Managing Director of Marketing, notes that with its emphasis on high credit quality securities, the HIT has a long record of helping investors preserve capital and avoid credit or principal losses. “That peace of mind is important to investors,” she says. “They can be assured that the HIT will not deviate from its investment objectives of prudently managing a portfolio with superior credit quality, higher yield, and similar interest rate risk relative to the benchmark.”

For a special report on the HIT’s current investment strategy, please follow this link.
Answers to frequently asked questions about the HIT’s investment strategy appear at this link.

This report contains forecasts, estimates, opinions, and other information that is subjective. Statements concerning economic, financial, or market trends are based on current conditions, which will fluctuate. There is no guarantee that such statements will be applicable under all market conditions, especially during periods of downturn. It should not be considered as investment advice or a recommendation of any kind. Investors should consider the HIT’s investment objectives, risks, and charges and expenses carefully before investing. This and other information is contained in the HIT’s prospectus. To obtain a prospectus, call the HIT at 202-331-8055 or view the HIT’s website at www.aflcio-hit.com.